Exhibit 10.2

EXECUTION VERSION

 REGISTRATION RIGHTS AGREEMENT

of

BridgeBio Pharma, Inc.

dated as of July 1, 2026

i

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of July 1, 2026, by and among BridgeBio Pharma, Inc., a Delaware corporation (the “Company”), Chinotto Investments, LLC, a Delaware limited liability company (the “Sixth Street Investor”), HCRx Investments HoldCo, L.P., a limited partnership (the “HCR Investor” and together with the Sixth Street Investor, the “Investors” and any Person who becomes party hereto pursuant to Section 7(c) (each such party, and the Investors, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, on or prior to the date hereof, the Company has adopted and filed with the Secretary of State of the State of Delaware the Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designations”) in order to create a series of preferred stock, par value $0.001 per share, designated as Series A Cumulative Convertible Participating Preferred Stock (the “Preferred Stock”);

WHEREAS, pursuant to the Investment Agreement, dated as of July 1, 2026, by and among the Company and the Investors (as such agreement may be amended from time to time, the “Investment Agreement”), the Investors acquired from the Company, and the Company issued to the Investors, an aggregate of 933,900 shares of Preferred Stock;

WHEREAS, pursuant to the Certificate of Designations, the Preferred Stock may be converted into a certain number of shares of Common Stock, on the terms and subject to certain conditions specified in the Certificate of Designations; and

WHEREAS, the Company desires to provide to the Stockholders rights to registration under the Securities Act of Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1.           Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person.

“Agreement” has the meaning given to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 2(b).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Certificate of Designations” has the meaning given to such term in the Recitals.

“Closing” means the closing of the transactions contemplated by the Investment Agreement.

“Closing Date” means the date on which the Closing occurs.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, including any shares of capital stock into which the Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued including with respect to any stock split or stock dividend, or a successor security.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling,” “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 4(a).

“Effective Period” has the meaning given to such term in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 3(a).

“HCR Investor” has the meaning given to such term in the Preamble.

“including” means “including without limitation.”

“Indemnified Party” has the meaning given to such term in Section 4(c).

“Indemnifying Party” has the meaning given to such term in Section 4(c).

“Investment Agreement” has the meaning given to such term in the Recitals.

“Investors” has the meaning given to such term in the Preamble.

“Losses” has the meaning given to such term in Section 4(a).

“Permitted Rights Transferee” means, for the purposes of this Agreement, any Person to whom a Stockholder transfers shares of Preferred Stock or Common Stock in accordance with the Certificate of Designations.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Preferred Stock” has the meaning given to such term in the Recitals.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registration Expenses” has the meaning given to such term in Section 5.

“Registrable Securities” means, as of any date of determination, (a)(i) any shares of Common Stock held by a Stockholder and (ii) any shares of Common Stock issuable upon conversion of shares of Preferred Stock (including shares of Preferred Stock issued as dividends thereon as permitted under the terms of the Certificate of

Designations) held by a Stockholder and (b) any equity securities or other equity interests issued or issuable, directly or indirectly, with respect to the shares of Common Stock described in clause (a) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (iii) they shall have ceased to be outstanding or (iv) with respect to any Stockholder, all of the Registrable Securities held by such Stockholder are eligible to be sold by such Stockholder to the public pursuant to Rule 144 without any volume, manner-of-sale or other limitations or restrictions under Rule 144.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 145” means Rule 145 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all brokerage discounts, selling commissions and transfer taxes, if any.

“Shelf Registration Statement” has the meaning given to such term in Section 2(a).

“Sixth Street Investor” has the meaning given to such term in the Preamble.

“Stockholder” has the meaning given to such term in the Preamble.

“Subsidiary” means (a) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (b) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Take-Private Transaction” has the meaning given to such term in Section 3(k).

“WKSI” has the meaning given to such term in Section 2(b).

2.           Registration Rights.

(a)          Shelf Registration. Promptly upon the Closing, but in no event later than forty (40) calendar days following the Closing Date, the Company shall file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective a registration statement on Form S‑3 or any comparable or successor form or forms or any similar short-form registration constituting a “shelf” registration statement providing for the registration of, and the sale by the Stockholders on a continuous or delayed basis of, all of the Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”).

(b)          Automatic Shelf Registration Statements. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at a time when it is obligated to file a Shelf Registration Statement pursuant to this Agreement, the Company shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (or, at the Company’s election, a prospectus supplement to an automatic shelf registration statement) (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, that covers the Registrable Securities. The Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status and the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement that is not automatically effective or file a new Shelf Registration Statement or, if the Company is not eligible at such time to file a Shelf Registration Statement, a Registration Statement on Form S-1; have such Registration Statement declared effective by the SEC; and keep such Registration Statement effective during the period during which such Shelf Registration Statement or Registration Statement on Form S-1 is required to be kept effective in accordance with Section 2(c).

(c)          Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to this Agreement continuously effective and usable for the resale of the Registrable Securities covered thereby until the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (such period, the “Effective Period”); provided, however, that in the event the Company suspends, postpones or delays the filing of a Registration Statement required to be filed pursuant to this Agreement, the Effective Period shall be extended by the duration of each such applicable suspension, postponement or delay.

(d)         Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, filed hereunder (i) would require the Company, under applicable securities laws or other laws, to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Company (after consultation with external legal counsel) (A) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, and (B) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or (ii) would reasonably be expected to adversely affect in any material respect the Company or its business or the Company’s ability to effect a bona fide material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Stockholders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so (x) more than once in any six (6)-month period or (y) for any single period of time in excess of ninety (90) days, or for periods exceeding, in the aggregate, one hundred twenty (120) days during any twelve (12)-month period. In the event that the Company exercises its rights under the preceding sentence, such Stockholders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.

(e)          Registration Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registrations pursuant to this Section 2; provided, however, that the Stockholders shall pay all Selling Expenses, if any, with respect to Registrable Securities sold by them.

3.           Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a)          prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Stockholders or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)), the Company shall furnish or otherwise make available to the Stockholders and their respective counsel copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including Free Writing Prospectuses) to which the Stockholders shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b)          prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)          notify each selling Stockholder of Registrable Securities and its counsel (i) when a Registration Statement, pre-effective amendment to any Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Stockholders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(d)          use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e)          if requested by the Stockholders, promptly include in a Prospectus supplement or post-effective amendment such information as the Stockholders may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(f)          deliver to each selling Stockholder of Registrable Securities and its counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the last paragraph of this Section 3, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Stockholders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g)          use its reasonable best efforts to register or qualify or cooperate with the selling Stockholders of Registrable Securities and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Stockholder of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(g), (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(h)          cooperate with the selling Stockholders of Registrable Securities to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Stockholder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by the Stockholder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Stockholders may request at least two (2) Business Days prior to any sale of Registrable Securities;

(i)          upon the occurrence of any event contemplated by Section 3(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)          provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement;

(k)          use its reasonable best efforts to cause all shares of Registrable Securities covered by any Registration Statement to be listed on each primary national securities exchange (if any) on which shares of the particular class of Registrable Securities are at that time listed; provided, that, for the avoidance of doubt, neither this Section 3(k) nor any other provision of this Agreement shall prohibit the Company from effecting a merger, sale or other “take-private” transaction (each, a “Take-Private Transaction”) in which all or substantially all of the shares of Common Stock outstanding immediately prior to such transaction (other than “rollover” shares) are converted into or exchanged for the right to receive consideration consisting of cash or other property and, following such transaction, the Common Stock is no longer listed on a national securities exchange nor registered under the Securities Act and/or the Exchange Act;

(l)          cooperate with each seller of Registrable Securities and any agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(m)        otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of any Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

The Company may require each Stockholder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Stockholder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Stockholder covered thereby by name, or otherwise identifies such Stockholder as the holder of any securities of the Company, without first furnishing or otherwise making available to such Stockholder a copy of any such amendment or supplement no less than five (5) Business Days prior to the filing of such amendment or supplement (unless and to the extent such amendment or supplement is required by law to be filed earlier) and including all comments reasonably and timely requested by such Stockholder thereon.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Stockholders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Stockholders) in order to ensure that the Stockholders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Stockholder holding Registrable Securities agrees if such Stockholder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(c)(ii), 3(c)(iii), 3(c)(iv) and 3(c)(v), such Stockholder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time such Stockholder is required to discontinue disposition of such securities.

4.           Indemnification.

(a)          Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Stockholder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, Registration Statement or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 4(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)          Indemnification by the Stockholders of Registrable Securities. As a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 3, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Stockholders holding Registrable Securities, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company and all other prospective sellers, from and against all Losses arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Stockholder with respect to such Stockholder for inclusion in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein; provided, however, that the obligations of such Stockholder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Stockholder (which consent shall not be unreasonably withheld); provided, further, that the liability of such Stockholder of Registrable Securities shall be limited to the net proceeds received by such selling Stockholder from the sale of Registrable Securities covered by such Registration Statement.

(c)          Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (A) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (B) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)          Contribution. If the indemnification provided for in this Section 4 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(d), an Indemnifying Party that is a selling Stockholder holding Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 4(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)          Non-Exclusivity. The obligations of the parties under this Section 4 shall be in addition to any liability which any party may otherwise have to any other party.

5.           Registration Expenses. All fees and expenses incurred in the performance of or compliance with this Agreement by the Company including (a) all registration and filing fees (including fees and expenses (i) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (ii) of compliance with securities or blue sky laws, including any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 3(g), (b) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Stockholders), (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, (e) fees and disbursements of all independent registered public accounting firms (including the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company, shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and (f) fees and disbursements of any counsel retained by any Stockholder holding Registrable Securities in an aggregate amount not to exceed $20,000 in the case of the Shelf Registration Statement required to be filed pursuant to Section 2(a) (all such expenses, “Registration Expenses”). In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (a) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company) or (b) expenses (other than the Company’s internal expenses).

6.           Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports (except as a result of a Take-Private Transaction), it will, upon the request of any of the Stockholders, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as any Stockholder of Registrable Securities (or, if the Company is not required to file reports as provided above (except as a result of a Take-Private Transaction), any of the Stockholders) may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Stockholder of Registrable Securities, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements and will, within the limitations of the exemption provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC, instruct the transfer agent to remove the restrictive legend affixed to any Common Stock to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

7.           Miscellaneous.

(a)          Termination. The provisions of this Agreement (other than Section 4) shall terminate upon the earliest to occur of (i) its termination by the written agreement of the Company, on one hand, and Stockholders holding a majority of the voting power of the Registrable Securities at such time, on the other, (ii) with respect to any Stockholder, the date on which the Stockholder ceases to own any Registrable Securities and (iii) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

(b)          Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act, has received the written consent of the Company and the Stockholders holding a majority of the voting power of the Registrable Securities at the time of such amendment, action or omission; provided, however, that notwithstanding the foregoing any amendment hereto or waiver hereof that adversely affects one Stockholder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Stockholders (in such capacity) shall require the consent of the Stockholder so affected. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Stockholder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Stockholder granting such waiver in any other respect or at any other time.

(c)          Successors, Assigns and Transferees. This Agreement may not be assigned without the prior written consent of the Company. Notwithstanding the foregoing, (i) each Investor may assign any of its rights, interests and obligations hereunder to (a) any Affiliate of such Investor and (b) any Permitted Rights Transferee who acquires at least 25% of the Registrable Securities held by the Stockholders as of the date hereof, and (ii) in the event of and as a condition to any such assignment, such assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(d)          Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given:

If to the Company, to:

BridgeBio Pharma, Inc.
3160 Porter Dr., Suite 250
Palo Alto, California

Attention:  Chief Legal Officer; Head of Credit Operations
Email:

with a copy to (which copy alone shall not constitute notice):

Latham & Watkins LLP
801 Jefferson Avenue, Suite 300
Redwood City, California 94063
Attention:  Haim Zaltzman
Drew Capurro
Eric Rice
Reza K. Mojtabaee-Zamani
Email:

if to the Sixth Street Investor, to:

Sixth Street Partners, LLC
888 7th Avenue, 4st Floor
New York, NY 10106
Attention:  Legal
Email:

with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004

550 Hamilton Avenue
Palo Alto, CA 94301
Attention:  Ari B. Blaut
Peter P. Jones
Alan J. Fishman
Email:

if to the HCR Investor, to:

300 Atlantic Street, Suite 600
Stamford, CT 06901

Attention:  Thomas K. Conner
Email:

with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP

One Embarcadero Center
Suite 2600
San Francisco, CA 94111
Attention:  Ryan Murr
Email:

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(e)          Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(f)          No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(g)         Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes any prior discussions, correspondence, negotiation, proposed term sheet, agreement or understanding and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 4 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(h)          Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)          Each party to this Agreement irrevocably submits to the jurisdiction of the Chancery Court of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party to this Agreement hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)         EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)          Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(k)         Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(l)          No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder, general or limited partner or member of such Stockholder or of any Affiliate thereof (in each case other than an assignee pursuant to Section 7(c) that is a Permitted Rights Transferee), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, shareholder, general or limited partner or member of such Stockholder or of any Affiliate or assignee thereof, as such for any obligation of such Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(m)        Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

BRIDGEBIO PHARMA, INC.

By:	/s/ Neil Kumar
Name:	Neil Kumar
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Chinotto Investments, LLC

By:	/s/ Joshua Peck
Name:	Joshua Peck
Title:	Vice President

[Signature Page to Registration Rights Agreement]

HCRx Investments HoldCo, L.P.

By:	HCRX Master GP, LLC
Its:	General Partner

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Chairman and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Exhibit A

Form of Certificate of Designations of Series A Convertible Preferred Stock

[attached]